united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-631-490-4300

Date of fiscal year end: 10/31

Date of reporting period: 10/31/21

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)

October 31, 2021

Annual Report

Advised by:
Anfield Capital Management, LLC
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

November 2021

Annual Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

General Fund Update

The Anfield Universal Fixed Income Fund (the “Fund” or “AFLIX”) finished the annual period ended October 31, 2021 with $135.5 million in assets under management. For the 12-month period ended October 31, 2021 all share classes were positive: A shares (without load) 3.50%, C shares 2.71%, I shares 3.87%, net of all fees and expenses. Benchmark performance over the same period: Bloomberg US Aggregate Bond Index (US Agg), - 0.48%; Bloomberg Intermediate US Aggregate Index, -0.63%; Bloomberg US Aggregate 1-3 Year Index, -0.03%; BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index: 0.19%.

Performance Update

The Fund’s strong relative performance for the 12-month period was positively impacted by the global recovery in both fixed income and equity markets, as global economies gradually came back on-line following shutdowns and restrictions imposed because of the coronavirus outbreak.

The Fund’s relative outperformance as compared to its benchmarks occurred primarily due to the Fund’s overweight to credit and underweight to duration during a period of generally rising interest rates. Furthermore, the Fund continued to benefit from recovery in specific fixed income sectors, such as our collateralized loan obligations (CLOs), which experienced significant price recovery from the levels they fell to during the pandemic-related sell off, although past performance is no guarantee of future returns.

What is the Adviser Doing within the Portfolio?

Duration Positioning – We are currently trying to maintain a 2-5 year average duration position, with a favor towards the lower end as we believe higher interest rates are likely in the near-to-intermediate term. We are generally staying shorter in maturity in the credit space, while using US Treasury futures contracts to express our duration positioning.

Credit Portfolio – Within the credit portfolio, we have been selectively adding individual term loan positions. Overall, we are currently comfortable with the portfolio’s credit profile based upon our credit research. However, when we see what we believe are opportunities to deploy cash in the sector, we are currently focusing on high quality, short maturity paper.

Current Fixed Income Investment Strategy

●	Maintain a generally defensive position relative to interest rates, as we believe interest rates are likely to rise in the short-to-intermediate term

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations, taking advantage of market segments that we believe are oversold as a result of the coronavirus outbreak

●	Continue to seek select opportunities in hybrid securities

●	Remain vigilant and opportunistic while monitoring what we believe are stretched high yield markets

●	Favor front-end of the yield curve for quality paper as we do not believe we are being compensated to extend further out. Compensation beyond 2-3 years requires taking on excess risk that we feel is not prudent unless it is a special circumstance

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA
CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

8117-NLD-11112021

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2021

Average Annual Total Return through October 31, 2021*, as compared to its benchmark:

	1 Year	5 Year	Since Inception(a)
Class A	3.50%	1.63%	1.96%
Class A with 5.75% load	-2.45%	0.44%	1.24%
Class C	2.71%	0.88%	1.18%
Class I	3.87%	1.88%	2.21%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index(b)	0.19%	1.43%	0.99%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2022 so that the total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.75%, 2.50%, and 1.50% for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits, as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Without waiver or reimbursement the gross expenses and fees of the Fund are 1.48%, 2.23% and 1.23% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated March 1, 2021. The expense limits in effect prior to their expiration on March 1, 2021 were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of the Change in Value of a $100,000 Investment *

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
October 31, 2021

Top Allocations	% of Net Assets
Asset Backed Securities - CLO	22.3%
Open End Funds - Fixed Income	15.8%
Collateralized Mortgage Obligations	11.7%
Corporate Bonds - Automotive	7.2%
Corporate Bonds - Banking	5.6%
Corporate Bonds - Transportation & Logistics	4.8%
Corporate Bonds - Institutional Financial Services	3.2%
Corporate Bonds - Real Estate Investment Trusts	2.8%
Corporate Bonds - Biotech & Pharma	2.2%
Term Loans - Transportation & Logistics	2.2%
Other Assets in Excess of Liabilities	22.2%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2021

Shares					Fair Value
	CLOSED END FUND — 0.2%
	FIXED INCOME - 0.2%
17,162	BlackRock Floating Rate Income Strategies Fund, Inc.				$231,859

	TOTAL CLOSED END FUND (Cost $243,418)				231,859

Shares					Fair Value
	EXCHANGE-TRADED FUND — 0.3%
	FIXED INCOME - 0.3%
16,900	Invesco Senior Loan ETF				373,152

	TOTAL EXCHANGE-TRADED FUND (Cost $420,719)				373,152

Shares					Fair Value
	OPEN END FUNDS — 15.8%
	FIXED INCOME - 15.8%
796,087	Fidelity Advisor Floating Rate High Income Fund				7,578,745
1,185,532	Vanguard High-Yield Corporate Fund, Admiral Class				7,042,061
630,071	Vanguard Short-Term Investment Grade Fund, Admiral Class				6,842,575
					21,463,381

	TOTAL OPEN END FUNDS (Cost $21,453,955)				21,463,381

			Coupon
Shares		Spread	Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 1.0%
	BANKING - 1.0%
40,000	Citigroup, Inc. - Series J(a)	US0003M + 4.040%	1.7813		1,123,600
7,400	Citigroup, Inc. - Series K(a)	US0003M + 4.130%	1.7188		209,864
					1,333,464

	TOTAL PREFERRED STOCKS (Cost $1,342,770)				1,333,464

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.3%
	CLO — 22.3%
1,000,000	AMMC CLO XI Ltd.(a),(b)	US0003M + 1.900%	2.0280	04/30/31	996,610

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.3% (Continued)
	CLO — 22.3% (Continued)
2,000,000	Arch Street CLO Ltd.(a),(b),(c)	US0003M + 6.300%	6.4320	10/20/28	$1,981,800
2,000,000	Catamaran CLO 2013-1 Ltd.(a),(b),(c)	US0003M + 7.150%	7.2840	01/27/28	1,813,574
2,000,000	Cathedral Lake CLO 2013 Ltd.(a),(b)	US0003M + 2.300%	2.4240	10/15/29	1,994,148
500,500	Crown Point CLO IV Ltd.(a),(b)	US0003M + 1.500%	1.6310	04/20/31	498,025
1,000,000	Denali Capital CLO XI Ltd.(a),(b),(c)	US0003M + 5.610%	5.7410	10/20/28	965,012
1,000,000	Dryden 55 CLO Ltd.(a),(b)	US0003M + 2.850%	2.9740	04/15/31	993,805
1,000,000	Elevation CLO 2017-7 Ltd.(a),(b)	US0003M + 1.900%	2.0240	07/15/30	992,949
1,000,000	Fortress Credit BSL IV Ltd.(a),(b)	US0003M + 2.500%	2.6250	10/26/29	1,004,140
1,000,000	Halcyon Loan Advisors Funding 2015-1 Ltd.(a),(b)	US0003M + 2.000%	2.1310	04/20/27	994,076
1,500,000	Halcyon Loan Advisors Funding 2015-2 Ltd.(a),(b),(c)	US0003M + 5.700%	5.8240	07/25/27	1,011,242
2,131,438	Halcyon Loan Advisors Funding 2015-3 Ltd.(a),(b),(c)	US0003M + 5.950%	6.0720	10/18/27	1,791,968
500,000	KVK CLO 2018-1 Ltd.(a),(b)	US0003M + 1.650%	1.7810	05/20/29	500,130
2,400,000	Man GLG US CLO(a),(b)	US0003M + 1.970%	2.1020	04/22/30	2,391,468
1,500,000	Mountain View CLO IX Ltd.(a),(b)	US0003M + 3.120%	3.2440	07/15/31	1,447,614
2,000,000	Sound Point CLO II Ltd.(a),(b)	US0003M + 1.850%	1.9750	01/26/31	1,979,790
520,000	Steele Creek CLO 2014-1 Ltd.(a),(b)	US0003M + 1.500%	1.6300	04/21/31	516,385
2,025,000	Steele Creek CLO 2014-1 Ltd.(a),(b)	US0003M + 2.800%	2.9300	04/21/31	1,945,450
1,000,000	Venture XV CLO Ltd.(a),(b)	US0003M + 3.920%	4.0440	07/15/32	1,000,000
2,750,000	Voya CLO 2018-1 Ltd.(a),(b)	US0003M + 2.600%	2.7240	04/19/31	2,695,982
1,350,000	Webster Park CLO Ltd.(a),(b)	US0003M + 5.500%	5.6320	07/20/30	1,340,651
1,380,000	Zais CLO 5 Ltd.(a),(b)	US0003M + 2.400%	2.5240	10/15/28	1,383,422
					30,238,241
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
167,387	Alternative Loan Trust 2004-35T2(d)		6.0000	02/25/35	26,256
1,794	Banc of America Funding 2004-D Trust(a)		2.2250	06/25/34	1,806
5,506	Banc of America Mortgage 2004-A Trust(a)		2.4650	02/25/34	5,660
9,320,040	BCAP, LLC Trust 2007-AA2(a),(d)		0.4170	04/25/37	112,280
10,875	Bear Stearns ARM Trust 2003-4(a)		2.2070	07/25/33	11,316
11,489	Bear Stearns Asset Backed Securities Trust 2003-AC5(e)		5.5000	10/25/33	11,814
6,449	Chase Mortgage Finance Trust Series 2007-A1(a)		2.7970	02/25/37	6,709
31,651	CHL Mortgage Pass-Through Trust 2004-7(a)		2.3640	05/25/34	33,072
10,731	Citigroup Global Markets Mortgage Securities VII, Inc.(b)		6.0000	09/25/33	10,717
7,013	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4(a)	US0001M + 0.450%	0.5390	06/25/34	6,791
212,568	GSR Mortgage Loan Trust 2004-2F(a),(d)	US0001M + 7.650%	7.5610	01/25/34	18,000

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.3% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5% (Continued)
11,154	GSR Mortgage Loan Trust 2004-6F		5.5000	05/25/34	$11,105
43,822	Impac CMB Trust Series 2004-4(a)	US0001M + 0.900%	0.9890	09/25/34	42,785
6,010	Impac CMB Trust Series 2004-5(a)	US0001M + 0.920%	1.0090	10/25/34	6,084
43,853	Impac CMB Trust Series 2004-6(a)	US0001M + 0.825%	0.9140	10/25/34	43,689
37,716	JP Morgan Mortgage Trust 2005-A1(a)		2.6260	02/25/35	36,733
15,407	MASTR Alternative Loan Trust 2003-7		6.5000	12/25/33	16,444
578,185	MASTR Alternative Loan Trust 2007-HF1(d)		7.0000	10/25/47	129,425
13,444	Morgan Stanley Mortgage Loan Trust 2004-10AR(a)		2.3870	11/25/34	13,431
8,091	Morgan Stanley Mortgage Loan Trust 2004-7AR(a)		2.4540	09/25/34	8,427
10,924	RAMP Series 2004-SL3 Trust		7.5000	12/25/31	10,682
13,400	Structured Asset Securities Corporation(a)		4.0340	09/25/26	13,658
75,922	Wilshire Funding Corporation(a)		7.2500	08/25/27	75,932
					652,816
	HOME EQUITY — 1.7%
51,975	Aames Mortgage Trust 2001 1 Mortgage Pass Through Certs Series 01 1(e)		8.0880	06/25/31	55,123
27,806	AFC Trust Series 2000-1(a)	US0001M + 0.730%	0.8190	03/25/30	27,684
1,171	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Series 2003-11(e)		4.9940	12/25/33	1,430
75,173	Asset Backed Securities Corporation Home Equity Loan Trust Series 2003-HE6(a)	US0001M + 2.475%	2.5640	11/25/33	76,832
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1(a)	US0001M + 6.000%	6.0890	10/25/34	143,793
353,249	Bear Stearns Asset Backed Securities I Trust 2004-FR3(a)	US0001M + 2.100%	2.1890	09/25/34	362,157
149,763	Bear Stearns Asset Backed Securities I Trust 2004-HE7(a)	US0001M + 2.700%	2.7890	08/25/34	152,764
15,591	Bear Stearns Asset Backed Securities Trust 2003-ABF1(a)	US0001M + 0.740%	0.8290	01/25/34	15,112
155,469	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 1.800%	1.8890	06/25/34	166,566
188,714	CDC Mortgage Capital Trust 2004-HE3(a)	US0001M + 1.800%	1.8890	11/25/34	191,007
47,526	Credit Suisse First Boston Mortgage Securities Corporation(e)		6.9900	02/25/31	49,226
20,668	GSAA Trust(e)		5.2950	11/25/34	20,981
33,332	Home Equity Asset Trust(a)	US0001M + 2.150%	2.2390	03/25/34	33,821
240,568	Home Equity Asset Trust 2004-4(a)	US0001M + 1.950%	2.0390	10/25/34	241,624
6,398	Meritage Mortgage Loan Trust 2003-1(a)	US0001M + 2.325%	2.4140	11/25/33	6,430
28,884	Meritage Mortgage Loan Trust 2003-1(a)	US0001M + 2.700%	2.7890	11/25/33	29,443
19,517	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1(a)	US0001M + 2.175%	2.2640	07/25/34	19,343
54,205	New Century Home Equity Loan Trust(a),(b)	US0001M + 1.125%	1.2140	10/25/33	53,560
1,843	NovaStar Mortgage Funding Trust Series 2004-1(a)	US0001M + 1.575%	1.6640	06/25/34	1,846

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.3% (Continued)
	HOME EQUITY — 1.7% (Continued)
172,480	NovaStar Mortgage Funding Trust Series 2004-2(a)	US0001M + 2.250%	2.3390	09/25/34	$179,385
14,814	Option One Mortgage Loan Trust 2003-5(a)	US0001M + 0.640%	0.7290	08/25/33	14,713
76,674	RASC Series 2003-KS4 Trust(e)		4.6100	06/25/33	77,184
24,491	Saxon Asset Securities Trust 2003-3(a)	US0001M + 2.400%	2.4890	12/25/33	24,613
227,051	Securitized Asset Backed Receivables, LLC Trust 2004-OP1(a)	US0001M + 2.025%	2.1140	02/25/34	229,271
20,471	Security National Mortgage Loan Trust 2007-1(a),(b)	US0001M + 0.350%	0.4390	04/25/37	20,486
109,145	Terwin Mortgage Trust Series TMTS 2003-2HE(a)	US0001M + 3.225%	3.3140	07/25/34	112,630
					2,307,024
	MANUFACTURED HOUSING — 0.0%(f)
11,920	Conseco Finance Corporation(a)		7.2200	03/15/28	12,226

	RESIDENTIAL MORTGAGE — 0.8%
9,509	Bear Stearns Asset Backed Securities Trust 2003-SD3(a)	US0001M + 2.850%	2.9390	10/25/33	9,506
1,601	Bravo Mortgage Asset Trust(a),(b)	US0001M + 0.240%	0.3290	07/25/36	1,603
17,340	Carrington Mortgage Loan Trust Series 2004-NC2(a)	US0001M + 1.800%	1.8890	08/25/34	23,379
13,196	Countrywide Asset-Backed Certificates(a),(b)	US0001M + 3.375%	3.4640	03/25/32	15,985
103,110	Countrywide Asset-Backed Certificates(a)	US0001M + 0.500%	0.5890	08/25/34	101,928
103,549	Credit-Based Asset Servicing and Securitization, LLC(a)	US0001M + 2.775%	2.8640	03/25/34	110,344
142,562	Credit-Based Asset Servicing and Securitization, LLC(a)	US0001M + 1.725%	1.8140	07/25/35	145,043
31,524	CWABS, Inc. Asset-Backed Certificates Trust 2004-6(a)	US0001M + 0.900%	0.9890	11/25/34	31,032
21,837	CWABS, Inc. Asset-Backed Certificates Trust 2004-6 Series 2A3(a)	US0001M + 1.200%	1.2890	11/25/34	21,842
17,897	Equity One Mortgage Pass-Through Trust 2002-5(e)		5.8030	11/25/32	18,243
184,222	Finance America Mortgage Loan Trust 2004-2(a)	US0001M + 0.975%	1.0640	08/25/34	182,610
19,913	First Franklin Mortgage Loan Trust 2002-FF1(a)	US0001M + 1.125%	1.2110	04/25/32	19,984
35,907	Long Beach Mortgage Loan Trust 2003-2(a)	US0001M + 2.850%	2.9390	06/25/33	37,671
2,757	Long Beach Mortgage Loan Trust 2004-1(a)	US0001M + 0.825%	0.9140	02/25/34	2,759
88,056	Morgan Stanley A.B.S Capital I, Inc. Trust 2004-NC7(a)	US0001M + 1.725%	1.8140	07/25/34	87,925
109,279	Structured Asset Securities Corporation 2005-WF1(a)	US0001M + 1.905%	1.9940	02/25/35	110,107
143,305	Structured Asset Securities Corporation 2005-WF1(a)	US0001M + 2.055%	2.1440	02/25/35	142,835
					1,062,796
	TOTAL ASSET BACKED SECURITIES (Cost $34,840,998)				34,273,103

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7%
524,879	Fannie Mae Interest Strip(d)		4.5000	07/25/37	$70,426
381,977	Fannie Mae Interest Strip(a),(d)		5.5000	05/25/39	68,558
436,194	Fannie Mae Interest Strip(a),(d)		6.0000	05/25/39	84,434
179,589	Fannie Mae Interest Strip(a),(d)		4.5000	11/25/39	32,781
701,413	Fannie Mae Interest Strip(a),(d)		4.5000	10/25/40	129,017
478,715	Fannie Mae Interest Strip(a),(d)		4.5000	11/25/40	76,914
1,900,915	Fannie Mae Interest Strip(d)		5.0000	12/25/40	372,727
312,855	Fannie Mae Interest Strip(d)		3.5000	11/25/41	30,348
210,456	Fannie Mae Interest Strip(a),(d)		4.0000	11/25/41	32,186
248,937	Fannie Mae Interest Strip(a),(d)		4.0000	07/25/42	37,584
547,776	Fannie Mae Interest Strip(a),(d)		4.5000	07/25/42	107,360
270,165	Fannie Mae Interest Strip(a),(d)		4.5000	07/25/42	48,369
1,419,522	Fannie Mae Interest Strip(d)		3.5000	12/25/42	179,331
544,627	Fannie Mae Interest Strip(d)		3.0000	11/25/43	70,839
46,319	Fannie Mae REMICS(d)		3.0000	08/25/30	329
741,729	Fannie Mae REMICS(a),(d)	US0001M + 6.630%	6.5410	11/25/36	148,914
357,151	Fannie Mae REMICS(a),(d)	US0001M + 6.120%	6.0310	05/25/37	64,368
258,580	Fannie Mae REMICS(a),(d)	US0001M + 6.450%	6.3610	09/25/37	47,280
259,684	Fannie Mae REMICS(a),(d)	US0001M + 6.450%	6.3610	12/25/37	55,457
317,465	Fannie Mae REMICS(d)		5.0000	11/25/38	25,830
763,527	Fannie Mae REMICS(d)		6.0000	12/25/39	114,308
730,531	Fannie Mae REMICS(a),(d)		5.0000	01/25/40	129,021
1,348,491	Fannie Mae REMICS(a),(d)	US0001M + 6.600%	6.5110	10/25/40	206,417
1,192,318	Fannie Mae REMICS(d)		4.0000	04/25/41	28,596
684,699	Fannie Mae REMICS(d)		4.0000	10/25/41	24,484
3,299,890	Fannie Mae REMICS(a),(d)	US0001M + 6.000%	5.9110	11/25/41	364,194
209,894	Fannie Mae REMICS(a),(d)	US0001M + 6.000%	6.0000	08/25/42	40,387
799,450	Fannie Mae REMICS(d)		4.5000	02/25/43	84,672
242,713	Fannie Mae REMICS(a),(d)	US0001M + 6.150%	6.0610	02/25/43	41,085
377,843	Fannie Mae REMICS(d)		4.5000	09/25/43	26,179
1,971,222	Fannie Mae REMICS(a),(d)	US0001M + 6.000%	5.9110	10/25/43	324,237
149,735	Fannie Mae REMICS(d)		3.5000	05/25/44	589
487,883	Fannie Mae REMICS(d)		3.5000	12/25/44	5,585
227,482	Fannie Mae REMICS(a),(d)	US0001M + 6.150%	4.5980	04/25/45	43,548

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7% (Continued)
10,748,450	Fannie Mae REMICS(a),(d)	US0001M + 6.200%	0.0300	06/25/45	$18,299
3,549,881	Fannie Mae REMICS(d)		6.0000	06/25/45	886,788
453,377	Fannie Mae REMICS(d)		3.5000	11/25/45	5,666
179,387	Fannie Mae REMICS(d)		3.5000	02/25/46	1,698
70,338	Fannie Mae REMICS(d)		4.0000	05/25/47	206
134,180	Fannie Mae REMICS(d)		3.5000	10/25/47	6,942
395,869	Fannie Mae REMICS(d)		4.0000	10/25/47	20,566
321,346	Fannie Mae REMICS(d)		3.5000	12/25/47	24,375
519,674	Fannie Mae REMICS(d)		3.5000	12/25/47	37,863
558,412	Fannie Mae REMICS(d)		4.5000	12/25/47	72,968
1,728,643	Fannie Mae REMICS(d)		4.0000	03/25/48	261,611
424,792	Fannie Mae REMICS(d)		4.0000	05/25/48	41,001
461,736	Fannie Mae REMICS(d)		4.0000	05/25/48	43,809
823,362	Fannie Mae REMICS(d)		4.5000	10/25/48	80,074
1,029,041	Fannie Mae REMICS(d)		3.5000	08/25/49	80,002
357,218	Fannie Mae REMICS(d)		4.5000	05/25/51	65,320
30,205	Freddie Mac REMICS(a)	US0001M + 20.930%	20.6950	02/15/32	41,932
1,782,311	Freddie Mac REMICS(d)		6.5000	05/15/32	297,349
156,689	Freddie Mac REMICS(d)		3.5000	04/15/33	5,317
317,945	Freddie Mac REMICS(d)		5.5000	07/15/37	54,779
270,957	Freddie Mac REMICS(d)		6.0000	10/15/37	34,509
452,903	Freddie Mac REMICS(d)		4.0000	11/15/39	22,877
535,812	Freddie Mac REMICS(a),(d)	US0001M + 6.650%	6.5600	05/15/40	6,588
5,903,659	Freddie Mac REMICS(a),(d)	US0001M + 6.100%	0.1000	09/15/40	17,777
82,365	Freddie Mac REMICS(a)	US0001M + 14.910%	14.6390	12/15/40	124,282
437,195	Freddie Mac REMICS(d)		3.0000	06/15/41	14,147
1,766	Freddie Mac REMICS(d)		4.0000	12/15/41	1
270,950	Freddie Mac REMICS(a),(d)	US0001M + 6.050%	5.9600	07/15/42	56,881
355,610	Freddie Mac REMICS(a),(d)	US0001M + 6.550%	6.4600	08/15/42	72,099
146,810	Freddie Mac REMICS(d)		3.5000	03/15/43	3,817
791,341	Freddie Mac REMICS(d)		4.0000	04/15/43	103,855
323,838	Freddie Mac REMICS(d)		3.5000	07/15/43	8,314
318,318	Freddie Mac REMICS(d)		3.5000	10/15/43	1,282

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7% (Continued)
75,272	Freddie Mac REMICS(d)		3.5000	02/15/44	$562
15,447,443	Freddie Mac REMICS(a),(d)		0.2070	08/15/44	153,796
420,994	Freddie Mac REMICS(d)		4.5000	12/15/44	3,186
482,067	Freddie Mac REMICS(a),(d)	US0001M + 6.100%	6.0100	12/15/44	88,459
446,676	Freddie Mac REMICS(d)		4.0000	03/15/45	55,281
469,574	Freddie Mac REMICS(a),(d)	US0001M + 5.600%	5.5100	05/15/45	74,492
173,860	Freddie Mac REMICS(d)		3.5000	04/15/46	13,818
1,218,169	Freddie Mac REMICS(a),(d)	US0001M + 6.000%	5.9100	05/15/46	219,356
25,281	Freddie Mac REMICS(d)		4.5000	07/15/46	37
1,093,327	Freddie Mac REMICS(d)		4.0000	12/15/46	128,693
371,765	Freddie Mac REMICS(d)		4.0000	05/15/48	39,355
1,740,618	Freddie Mac REMICS(d)		4.5000	09/15/48	323,149
483,590	Freddie Mac REMICS(a),(d)	US0001M + 5.900%	5.8100	01/15/54	88,313
102,458	Freddie Mac Strips(d)		6.5000	04/01/29	16,289
839,908	Freddie Mac Strips(d)		5.0000	06/15/38	136,369
290,039	Freddie Mac Strips(a),(d)		4.5000	12/15/39	39,402
282,310	Freddie Mac Strips(a),(d)		4.5000	12/15/40	42,510
417,647	Freddie Mac Strips(a),(d)		4.5000	01/15/43	73,417
848,976	Freddie Mac Strips(d)		5.0000	12/15/43	141,487
69,137	Government National Mortgage Association(d)		3.5000	09/20/23	250
95,019	Government National Mortgage Association(d)		4.0000	12/16/26	5,646
892,960	Government National Mortgage Association(d)		5.0000	05/20/34	121,064
4,163,794	Government National Mortgage Association(a),(d)	US0001M + 6.850%	6.7640	07/20/34	659,088
11,283,002	Government National Mortgage Association(a),(d)	US0001M + 6.700%	0.1500	09/16/34	65,394
1,173,645	Government National Mortgage Association(a),(d)	US0001M + 6.800%	6.7140	05/16/37	273,228
6,868,097	Government National Mortgage Association(a),(d)	US0001M + 6.690%	6.6040	10/20/37	1,220,031
2,046,705	Government National Mortgage Association(a),(d)	US0001M + 6.150%	6.0640	07/16/38	308,857
1,312,688	Government National Mortgage Association(d)		5.5000	02/20/39	261,140
1,029,172	Government National Mortgage Association(a),(d)	US0001M + 6.100%	6.0140	03/20/39	76,548
632,138	Government National Mortgage Association(a),(d)	US0001M + 6.500%	6.4140	08/16/39	26,124
1,130,507	Government National Mortgage Association(d)		5.5000	08/20/39	164,849
596,925	Government National Mortgage Association(d)		3.5000	10/20/39	34,002
3,564,588	Government National Mortgage Association(a),(d)	US0001M + 6.550%	6.4640	10/20/39	750,954
1,421,784	Government National Mortgage Association(a),(d)	US0001M + 6.600%	6.5140	12/20/39	52,494

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7% (Continued)
1,019,347	Government National Mortgage Association(a),(d)	US0001M + 6.400%	6.3140	01/16/40	$178,835
1,302,683	Government National Mortgage Association(d)		5.0000	04/20/40	204,890
1,851,961	Government National Mortgage Association(a),(d)		0.5000	06/20/40	24,067
311,576	Government National Mortgage Association(d)		5.0000	10/16/40	34,387
3,124,643	Government National Mortgage Association(a),(d)	US0001M + 6.050%	5.9640	12/16/40	545,801
108,293	Government National Mortgage Association(d)		4.0000	12/20/40	1,421
541,108	Government National Mortgage Association(d)		4.0000	03/16/41	55,365
386,953	Government National Mortgage Association(d)		6.0000	04/20/41	63,044
590,715	Government National Mortgage Association(d)		3.0000	06/20/41	12,631
1,714,184	Government National Mortgage Association(d)		3.0000	08/20/41	88,517
396,940	Government National Mortgage Association(a),(d)	US0001M + 6.750%	6.6640	03/16/42	69,301
357,505	Government National Mortgage Association(d)		5.0000	07/20/42	33,363
553,594	Government National Mortgage Association(a),(d)	US0001M + 6.000%	5.9140	08/20/42	92,896
415,894	Government National Mortgage Association(a),(d)	US0001M + 6.200%	6.1140	12/20/42	64,035
108,696	Government National Mortgage Association(d)		3.5000	01/20/43	18,399
352,301	Government National Mortgage Association(d)		5.0000	01/20/43	39,400
2,178,107	Government National Mortgage Association(a),(d)	US0001M + 6.750%	6.6640	03/20/43	184,822
568,051	Government National Mortgage Association(d)		3.5000	05/20/43	89,432
921,204	Government National Mortgage Association(d)		1.0000	07/20/43	20,712
27,348	Government National Mortgage Association(d)		3.0000	07/20/43	234
115,311	Government National Mortgage Association(a),(d)	US0001M + 6.150%	6.0640	07/20/43	20,939
571,838	Government National Mortgage Association(a),(d)	US0001M + 6.150%	6.0640	07/20/43	92,360
999,310	Government National Mortgage Association(a),(d)	US0001M + 6.100%	6.0140	08/16/43	159,794
14,656,408	Government National Mortgage Association(d)		0.2620	10/20/43	126,961
454,106	Government National Mortgage Association(a),(d)	US0001M + 6.100%	6.0140	10/20/43	47,787
239,034	Government National Mortgage Association(a),(d)	US0001M + 6.100%	6.0140	11/20/43	42,462
32,012	Government National Mortgage Association(d)		3.5000	03/20/44	49
57,853	Government National Mortgage Association(d)		3.5000	04/20/44	777
503,542	Government National Mortgage Association(a),(d)	US0001M + 5.600%	5.5140	06/16/44	89,663
160,216	Government National Mortgage Association(a),(d)	US0001M + 5.600%	5.5140	09/20/44	25,473
39,652	Government National Mortgage Association(d)		3.0000	12/20/44	182
785,773	Government National Mortgage Association(a),(d)	US0001M + 5.600%	5.5140	02/20/45	136,969
429,465	Government National Mortgage Association(d)		4.0000	07/20/45	31,503
1,134,663	Government National Mortgage Association(d)		4.5000	08/20/45	145,911

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.7% (Continued)
1,204,104	Government National Mortgage Association(d)		6.0000	08/20/45	$208,190
677,645	Government National Mortgage Association(d)		4.5000	10/16/45	76,463
3,391,451	Government National Mortgage Association(a),(d)	US0001M + 31.250%	1.0000	10/20/45	186,117
447,720	Government National Mortgage Association(a),(d)	US0001M + 6.750%	6.6640	12/20/45	102,260
599,963	Government National Mortgage Association(d)		4.5000	03/20/46	31,551
171,071	Government National Mortgage Association(d)		3.0000	04/20/46	6,162
458,021	Government National Mortgage Association(d)		3.5000	04/20/46	57,453
174,177	Government National Mortgage Association(d)		4.5000	04/20/46	15,270
295,220	Government National Mortgage Association(d)		4.0000	06/20/46	45,181
656,176	Government National Mortgage Association(d)		3.5000	09/20/46	70,485
411,349	Government National Mortgage Association(d)		5.0000	11/20/46	33,249
363,260	Government National Mortgage Association(d)		3.5000	03/20/47	23,994
28,792	Government National Mortgage Association(d)		3.5000	07/20/47	1,266
893,294	Government National Mortgage Association(d)		4.0000	11/20/47	67,340
211,753	Government National Mortgage Association(d)		5.0000	12/20/47	38,907
1,359,750	Government National Mortgage Association(a),(d)	US0001M + 6.200%	6.1140	12/20/47	262,085
556,127	Government National Mortgage Association(d)		3.5000	01/20/48	45,581
357,286	Government National Mortgage Association(d)		5.5000	09/20/48	50,298
506,904	Government National Mortgage Association(d)		5.5000	10/20/48	89,441
586,925	Government National Mortgage Association(a),(d)	US0001M + 6.050%	5.9640	02/20/49	59,227
561,407	Government National Mortgage Association(d)		2.5000	08/20/50	74,945
4,023,642	Government National Mortgage Association(d)		1.9350	10/20/69	322,990
					15,897,825
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,611,507)				15,897,825

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7%
	ASSET MANAGEMENT — 2.1%
1,000,000	FS KKR Capital Corporation		4.1250	02/01/25	1,056,545
694,000	Icahn Enterprises, L.P. / Icahn Enterprises		4.7500	09/15/24	720,160
1,000,000	Pershing Square Holdings Ltd.(b)		5.5000	07/15/22	1,026,935
					2,803,640

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	AUTOMOTIVE — 7.2%
450,000	Ford Motor Credit Company, LLC		3.0870	01/09/23	$458,122
250,000	Ford Motor Credit Company, LLC		3.0960	05/04/23	254,375
150,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	154,125
740,000	Ford Motor Credit Company, LLC		3.8100	01/09/24	766,825
1,655,000	Ford Motor Credit Company, LLC		5.5840	03/18/24	1,781,194
400,000	Ford Motor Credit Company, LLC		4.6870	06/09/25	428,120
1,400,000	Ford Motor Credit Company, LLC		5.1250	06/16/25	1,520,750
1,435,000	Ford Motor Credit Company, LLC		3.3750	11/13/25	1,475,897
2,500,000	General Motors Financial Company, Inc.		4.2000	11/06/21	2,501,010
500,000	General Motors Financial Company, Inc.		3.1500	06/30/22	507,583
					9,848,001
	BANKING — 5.6%
3,704,000	CIT Group, Inc. Class A(a)	US0003M + 3.972%	5.8000	06/15/22	3,773,450
2,308,000	Citigroup, Inc.(a)	US0003M + 4.068%	5.9500	01/30/23	2,394,550
1,420,000	JPMorgan Chase & Company(a)	US0003M + 3.800%	3.9260	12/29/49	1,429,207
					7,597,207
	BEVERAGES — 0.4%
500,000	Molson Coors Beverage Company		3.5000	05/01/22	507,601

	BIOTECH & PHARMA — 2.2%
600,000	Bausch Health Companies, Inc.(b)		6.1250	04/15/25	611,862
1,543,000	Teva Pharmaceutical Finance Company BV Series 2		3.6500	11/10/21	1,543,864
874,000	Teva Pharmaceutical Finance Netherlands III BV		2.8000	07/21/23	881,473
					3,037,199
	CABLE & SATELLITE — 0.8%
1,000,000	CSC Holdings, LLC		5.8750	09/15/22	1,032,500

	COMMERCIAL SUPPORT SERVICES — 0.5%
590,000	Aramark Services, Inc.(b)		6.3750	05/01/25	621,648

	DIVERSIFIED INDUSTRIALS — 1.4%
2,000,000	General Electric Company Series D(a)	US0003M + 3.330%	3.4460	6/15/2169	1,954,584

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	ELECTRIC UTILITIES — 1.9%
300,000	FirstEnergy Corporation		3.6000	07/15/22	$302,625
2,150,000	FirstEnergy Corporation		4.7500	03/15/23	2,230,539
					2,533,164
	ENTERTAINMENT CONTENT — 0.1%
120,000	ViacomCBS, Inc.(a)	US0003M + 3.895%	5.8750	02/28/57	120,262

	FORESTRY, PAPER & WOOD PRODUCTS — 0.6%
775,000	Carter Holt Harvey Ltd.(f),(c)		9.5000	12/01/24	821,446

	INSTITUTIONAL FINANCIAL SERVICES — 3.2%
2,167,000	Bank of New York Mellon Corporation (The)(a)	US0003M + 3.420%	3.5420	12/20/21	2,175,126
2,025,000	Bank of New York Mellon Corporation (The) Series H(a)	H15T5Y + 3.352%	3.7000	03/20/26	2,116,631
					4,291,757
	INTERNET MEDIA & SERVICES — 0.2%
279,000	Netflix, Inc.		5.5000	02/15/22	283,185

	LEISURE FACILITIES & SERVICES — 0.3%
355,000	Carnival Corporation		7.2000	10/01/23	383,333

	OIL & GAS PRODUCERS — 0.8%
250,000	DCP Midstream Operating, L.P.		3.8750	03/15/23	258,125
300,000	DCP Midstream Operating, L.P.(a),(b)	US0003M + 3.850%	5.8500	05/21/43	280,317
500,000	Energy Transfer Operating, L.P.		4.2000	09/15/23	527,391
					1,065,833
	REAL ESTATE INVESTMENT TRUSTS — 2.8%
150,000	American Tower Trust #1(b)		3.0700	03/15/23	150,319
500,000	MGM Growth Properties Operating Partnership, L.P.(b)		4.6250	06/15/25	538,125
1,000,000	SBA Communications Corporation		4.8750	09/01/24	1,013,750
2,042,000	Service Properties Trust		4.6500	03/15/24	2,062,420
					3,764,614
	RETAIL - DISCRETIONARY — 1.1%
1,438,000	Penske Automotive Group, Inc.		3.5000	09/01/25	1,479,342

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 38.7% (Continued)
	SOFTWARE — 0.2%
230,000	NortonLifeLock, Inc.		3.9500	06/15/22	$232,415

	SPECIALTY FINANCE — 0.3%
500,000	ILFC E-Capital Trust I(a),(b)	US0003M + 1.550%	3.4600	12/21/65	410,427

	TECHNOLOGY SERVICES — 0.3%
500,000	Nielsen Company Luxembourg Sarl (The)(b)		5.0000	02/01/25	509,375

	TELECOMMUNICATIONS — 1.5%
1,540,000	Telecom Italia SpA(b)		5.3030	05/30/24	1,642,025
500,000	T-Mobile USA, Inc.		4.0000	04/15/22	506,875
					2,148,900
	TOBACCO & CANNABIS — 0.4%
500,000	Imperial Brands Finance plc(b)		3.5000	02/11/23	513,222

	TRANSPORTATION & LOGISTICS — 4.8%
1,613,987	American Airlines 2015-2 Class B Pass Through		4.4000	09/22/23	1,596,469
1,000,000	American Airlines Group, Inc.(b)		5.0000	06/01/22	1,003,750
911,275	American Airlines Pass Through Trust Series 2013-2 Class A		4.9500	01/15/23	929,761
367,854	Continental Airlines Pass Through Trust Series 2007-1 Class A		5.9830	04/19/22	373,377
1,350,000	Delta Air Lines, Inc.		2.9000	10/28/24	1,379,321
1,111,985	UAL Pass Through Trust Series 2017-1 Class A		6.6360	07/02/22	1,139,784
102,927	United Airlines Pass Through Trust Series 2014-1 Class B		4.7500	04/11/22	104,003
					6,526,465
	TOTAL CORPORATE BONDS (Cost $52,193,717)				52,486,120

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 5.2%
	COMMERCIAL SUPPORT SERVICES — 1.9%
2,630,573	Aramark Services, Inc.(a)	US0001M + 2.500%	1.8950	04/01/28	2,616,762

	LEISURE FACILITIES & SERVICES — 0.5%
719,048	Cedar Fair, L.P.(a)	US0003M + 1.750%	1.8650	04/13/24	706,917

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	TERM LOANS — 5.2% (Continued)
	SEMICONDUCTORS 0.6%
750,000	MKS Instruments, Inc.(a)	US0001M + 2.250%	2.7500	10/22/28	$750,000

	TRANSPORTATION & LOGISTICS — 2.2%
1,000,000	Air Canada(a)	US0001M + 3.250%	4.2500	07/27/28	1,011,875
1,992,494	United Airlines, Inc.(a)	US0001M + 3.750%	4.5000	04/14/28	2,023,448
					3,035,323
	TOTAL TERM LOANS (Cost $7,086,881)				7,109,002

	TOTAL INVESTMENTS - 98.2% (Cost $146,193,965)				$133,167,906
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.8%				2,412,834
	NET ASSETS - 100.0%				$135,580,740

OPEN FUTURES CONTRACTS
Number of			Expiration	Underlying Face
Contracts	Open Long Futures Contracts	Counterparty	Date	Amount at Value(h)	Unrealized Depreciation
90	CBOT 10 Year US Treasury Note	Interactive Brokers	12/21/2021	$11,763,270	$(260,168)
65	CBOT US Long Bond Future	Interactive Brokers	12/21/2021	10,454,860	(213,265)
	TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(473,433)

CLO	- Collateralized Loan Obligation

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the total market value of 144A securities is 37,648,597 or 27.8% of net assets.

(c)	Illiquid security. The total fair value of these securities as of October 31, 2021 was $8,385,042, representing 6.2% of net assets.

(d)	Interest only securities.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2021.

(f)	Percentage rounds to less than 0.1%.

(g)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(h)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

ASSETS
Investment securities:
At cost	$146,193,965
At fair value	$133,167,906
Cash	894,188
Dividends and interest receivable	1,072,723
Deposits with brokers	1,713,602
Receivable for Fund shares sold	300,764
Prepaid expenses and other assets	37,950
TOTAL ASSETS	137,187,133

LIABILITIES
Payable for securities purchased	748,125
Net unrealized depreciation on futures contracts	473,433
Payable for Fund shares redeemed	153,850
Investment advisory fees payable, net	109,658
Payable to related parties	65,589
Distribution (12b-1) fees payable	2,221
Accrued expenses and other liabilities	53,517
TOTAL LIABILITIES	1,606,393
NET ASSETS	$135,580,740

Composition of Net Assets:
Paid in capital	$153,588,311
Accumulated losses	(18,007,571)
NET ASSETS	$135,580,740

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2021

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,095,946
Shares of beneficial interest outstanding (a)	854,022
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.48
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.06

Class C Shares:
Net Assets	$671,098
Shares of beneficial interest outstanding (a)	70,769
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.48

Class I Shares:
Net Assets	$126,813,696
Shares of beneficial interest outstanding (a)	13,365,373
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.49

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$647,050
Interest	4,894,799
TOTAL INVESTMENT INCOME	5,541,849

EXPENSES
Investment advisory fees	1,168,630
Distribution (12b-1) fees:
Class A	21,389
Class C	9,203
Administration fees	219,593
Transfer agent fees	111,914
Third party administration servicing fees	73,458
Registration fees	64,745
Accounting services fees	43,743
Compliance officer fees	27,365
Printing and postage expenses	24,805
Audit fees	22,900
Custodian fees	22,834
Legal fees	22,505
Insurance expense	11,250
Trustees fees and expenses	11,107
Other expenses	5,148
TOTAL EXPENSES	1,860,589

Less: Fees waived by the Advisor	(870)
NET EXPENSES	1,859,719

NET INVESTMENT INCOME	3,682,130

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(2,349,467)
Net realized loss from futures contracts	(918,092)
Net change in unrealized appreciation on investments	5,303,313
Net change in unrealized depreciation on futures contracts	(117,239)
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,918,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,600,645

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
FROM OPERATIONS
Net investment income	$3,682,130	$6,166,416
Net realized loss from investments and options purchased	(2,349,467)	(6,760,991)
Net realized gain (loss) from futures contracts	(918,092)	7,050,202
Net change in unrealized appreciation (depreciation) on investments	5,303,313	(7,395,007)
Net change in unrealized depreciation on futures contracts	(117,239)	(615,567)
Net increase (decrease) in net assets resulting from operations	5,600,645	(1,554,947)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(344,765)	(483,927)
Class C	(31,373)	(25,699)
Class I	(5,548,180)	(6,199,391)
Total distributions to shareholders	(5,924,318)	(6,709,017)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,079,483	6,141,874
Class C	—	2,800
Class I	52,332,016	90,974,683
Net asset value of shares issued in reinvestment of distributions:
Class A	335,078	435,546
Class C	31,317	25,649
Class I	4,099,308	4,075,224
Payments for shares redeemed:
Class A	(8,250,716)	(21,777,503)
Class C	(563,747)	(272,654)
Class I	(85,340,970)	(222,549,170)
Net decrease in net assets from shares of beneficial interest	(32,278,231)	(142,943,551)

TOTAL DECREASE IN NET ASSETS	(32,601,904)	(151,207,515)

NET ASSETS
Beginning of the year	168,182,644	319,390,159
End of the year	$135,580,740	$168,182,644

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2021	October 31, 2020

SHARE ACTIVITY
Class A:
Shares Sold	532,659	636,952
Shares Reinvested	35,178	45,299
Shares Redeemed	(864,239)	(2,255,862)
Net decrease in shares of beneficial interest outstanding	(296,402)	(1,573,611)

Class C:
Shares Sold	—	283
Shares Reinvested	3,286	2,675
Shares Redeemed	(59,101)	(28,044)
Net decrease in shares of beneficial interest outstanding	(55,815)	(25,086)

Class I:
Shares Sold	5,474,430	9,365,508
Shares Reinvested	429,934	423,979
Shares Redeemed	(8,940,395)	(22,997,813)
Net decrease in shares of beneficial interest outstanding	(3,036,031)	(13,208,326)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.51	$9.82	$10.29	$10.21	$10.03
Activity from investment operations:
Net investment income (1)	0.22	0.23	0.26	0.23	0.16
Net realized and unrealized gain (loss) on investments (2)	0.11	(0.28)	(0.41)	0.10	0.19
Total from investment operations	0.33	(0.05)	(0.15)	0.33	0.35
Less distributions from:
Net investment income	(0.36)	(0.26)	(0.28)	(0.25)	(0.17)
Net realized gains	—	—	(0.04)	—	—
Total distributions	(0.36)	(0.26)	(0.32)	(0.25)	(0.17)
Net asset value, end of year	$9.48	$9.51	$9.82	$10.29	$10.21
Total return (3)	3.50%	(0.49)%	(1.54)%	3.25%	3.56%
Net assets, at end of year (000)s	$8,096	$10,937	$26,760	$23,942	$31,421
Ratio of gross expenses to average net assets (4)(5)(6)	1.50%	1.47%	1.40%	1.46%	1.52%
Ratio of net expenses to average net assets (5)(6)	1.50%	1.47%	1.40%	1.38%	1.20%
Ratio of net investment income to average net assets (5)(6)	2.27%	2.33%	2.60%	2.25%	1.55%
Portfolio Turnover Rate	52%	33%	37%	50%	43%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.51	$9.82	$10.30	$10.22	$10.04
Activity from investment operations:
Net investment income (1)	0.15	0.16	0.19	0.18	0.10
Net realized and unrealized gain (loss) on investments (2)	0.11	(0.28)	(0.43)	0.08	0.18
Total from investment operations	0.26	(0.12)	(0.24)	0.26	0.28
Less distributions from:
Net investment income	(0.29)	(0.19)	(0.20)	(0.18)	(0.10)
Net realized gains	—	—	(0.04)	—	—
Total distributions	(0.29)	(0.19)	(0.24)	(0.18)	(0.10)
Net asset value, end of year	$9.48	$9.51	$9.82	$10.30	$10.22
Total return (3)	2.71%	(1.23)%	(2.34)%	2.59%	2.80%
Net assets, at end of year (000)s	$671	$1,203	$1,490	$799	$77
Ratio of gross expenses to average net assets (4)(5)(6)	2.25%	2.22%	2.15%	2.21%	2.27%
Ratio of net expenses to average net assets (5)(6)	2.25%	2.22%	2.15%	2.13%	1.95%
Ratio of net investment income to average net assets (5)(6)	1.51%	1.59%	1.88%	1.72%	0.98%
Portfolio Turnover Rate	52%	33%	37%	50%	43%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.51	$9.83	$10.30	$10.21	$10.04
Activity from investment operations:
Net investment income (1)	0.24	0.25	0.29	0.26	0.19
Net realized and unrealized gain (loss) on investments (2)	0.12	(0.28)	(0.44)	0.10	0.18
Total from investment operations	0.36	(0.03)	(0.15)	0.36	0.37
Less distributions from:
Net investment income	(0.38)	(0.29)	(0.28)	(0.27)	(0.20)
Net realized gains	—	—	(0.04)	—	—
Total distributions	(0.38)	(0.29)	(0.32)	(0.27)	(0.20)
Net asset value, end of year	$9.49	$9.51	$9.83	$10.30	$10.21
Total return (3)	3.87%	(0.34)%	(1.29)%	3.61%	3.70%
Net assets, at end of year (000)s	$126,814	$156,042	$291,140	$208,180	$110,254
Ratio of gross expenses to average net assets (4)(5)(6)	1.25%	1.22%	1.15%	1.21%	1.27%
Ratio of net expenses to average net assets (5)(6)	1.25%	1.22%	1.15%	1.13%	0.95%
Ratio of net investment income to average net assets (5)(6)	2.54%	2.59%	2.86%	2.54%	1.93%
Portfolio Turnover Rate	52%	33%	37%	50%	43%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend, as needed, valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and considers the determinations reached by the fair value committee in ratifying the fair value committee’s application of the fair valuation methodologies employed.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2021, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$231,859	$—	$—	$231,859
Exchange-Traded Fund	373,152	—	—	373,152
Open End Funds	21,463,381	—	—	21,463,381
Preferred Stocks	1,333,464	—	—	1,333,464
Asset Backed Securities	—	34,273,103	—	34,273,103
Collateralized Mortgage Obligations	—	15,897,825	—	15,897,825
Corporate Bonds	—	51,664,674	821,446	52,486,120
Term Loans	—	7,109,002	—	7,109,002
Total	$23,401,856	$108,944,604	$821,446	$133,167,906

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$473,433	$—	$—	$473,433

*	Refer to the Schedule of Investments for classifications.

**	Represents the net unrealized appreciation (depreciation) of future contracts.

The following table presents changes in assets classified in Level 3 of the fair value hierarchy during the year ended October 31, 2021 attributable to the following:

Corporate Bonds
Beginning Balance November 1, 2020	$839,635
Total realized gain (loss)	—
Unrealized Appreciation	(36,938)
Cost of Purchases	—
Proceeds from Sales	—
Amortization	18,749
Net transfers in/out of level 3	—
Ending Balance October 31, 2021	$821,446

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of October 31, 2021:

Fair Value at October 31, 2021	Valuation Techniques	Unobservable Input	Impact to Valuation
$ 105.99 Per bond	Spread to comparable security adjusted for a fixed spread as of the last trade date.	340 basis point spread to comparable security with a rate of 4.875%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Anfield Universal Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended October 31, 2021, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2021 for the Fund.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$(473,433)	$—	$(473,433)	$—	$473,433	$—
Total	$(473,433)	$—	$(473,433)	$—	$473,433	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $1,713,602.

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of October 31, 2021 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2021:

	Asset Derivatives
Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value
Futures Contracts - Interest Rate Risk	Net unrealized depreciation on futures contracts	$473,433

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of October 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures Contracts	Net realized loss from futures contracts;
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2021:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment		Total for the Year Ended
Type	Interest Rate Risk	October 31, 2021
Futures contracts	$(918,092)	$(918,092)

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended October 31, 2021
Futures contracts	$(117,239)	$(117,239)

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2018 to October 31, 2020 or expected to be taken in the Fund’s October 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for a more full listing of risks associated with the Fund’s investments which include, but are not limited to: active trading risk, bank loan risk, cash positions risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, financial sector risk, fixed income securities risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, interest rate risk, issuer-specific risk, investment companies and exchange-traded funds risks, leverage risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, odd lot pricing risk, preferred securities risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, short sales risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities and volatility risk.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

Fixed Income Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening.

Foreign (non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates immediately after publication on June 30, 2023, with the remaining USD LIBOR rates to end immediately after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee (ARRC), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and bond and other market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings.

Odd Lot Pricing Risk – Bonds may be purchased and held as smaller sized bond positions known as “odd lots”. Pricing services generally value such securities based on bid prices for larger institutional sized bond positions known as “round lots”; and such round lot prices may reflect more favorable pricing than odd lot holdings. The Fund may purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to the Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. There can be no assurance that the Fund’s valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2021, amounted to $72,101,279 and $90,951,070, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $1,168,630 for the year ended October 31, 2021.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least March 1, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Prior to March 1, 2021, the expense limitations in effect for the Fund were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares, respectively.

During the year ended October 31, 2021, the Advisor waived $870 of its fees. The Adviser can recoup waived and reimbursed expenses of $0 until October 31, 2022, $0 until October 31, 2023 and $870 until October 31, 2024, pursuant to the Agreement. For the year ended October 31, 2021, the Adviser did not recoup any fees that had been reimbursed in previous years.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” and “NLD”), an affiliate of Ultimus Fund Solutions, LLC (“UFS”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended October 31, 2021, the Distributor received $3,271 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $444 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC - an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) - BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of October 31, 2021, aggregate cost for federal tax purposes is $146,226,695 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$3,114,594
Gross unrealized depreciation:	(16,173,383)
Net unrealized depreciation:	$(13,058,789)

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2021	October 31, 2020
Ordinary Income	$5,924,318	$6,709,017
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$5,924,318	$6,709,017

As of October 31, 2021, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$50,318	$—	$—	$(4,999,100)	$—	$(13,058,789)	$(18,007,571)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open Section 1256 futures contracts and adjustments for perpetual bonds.

At October 31, 2021, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$424,507	$4,574,593	$4,999,100	$—

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between book and tax reporting. For the fiscal year ended October 31, 2021, there were no reclassifications between paid in capital and accumulated earnings (losses).

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2021, Charles Schwab & Co., Inc. held 30.49% and may be deemed to control the Fund.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2021

8.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (“Topic 848”): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Anfield Universal Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of statement of assets and liabilities of Anfield Universal Fixed Income Fund (the Fund), a series of Two Roads Shared Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2021, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Anfield Capital Management, LLC advised investment companies since 2013.

Denver, Colorado

December 28, 2021

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2021

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
Actual	Account Value	Account Value	During Period*	During Period
	5/1/21	10/31/21	5/1/21 – 10/31/21	5/1/21 – 10/31/21
Class A	$1,000.00	$1,006.60	$7.59	1.50%
Class C	1,000.00	1,002.70	11.38	2.25
Class I	1,000.00	1,007.80	6.34	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	5/1/21	10/31/21	5/1/21 – 10/31/21	5/1/21 – 10/31/21
Class A	$1,000.00	$1,017.64	$7.63	1.50%
Class C	1,000.00	1,013.84	11.44	2.25
Class I	1,000.00	1,018.89	6.38	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended October 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2021

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); iCapital KKR Private Markets Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President –Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman, McGowan PLLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	7	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	7	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information is as of October 31, 2021.

**	As of October 31, 2021, the Trust was comprised of 24 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, APEX Healthcare ETF, Anfield Universal Fixed Income ETF and Anfield U.S. Equity Sector Rotation ETF, each of which are advised by Regents Park Funds, LLC, an affiliate of the Fund’s Adviser and sub- advised by the Fund’s Adviser; and Affinity World Leaders Equity ETF, which is advised by Regents Park Funds, LLC.

10/31/2021 – Two Roads v2

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2021

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions LLC, (since February 2020); Senior Vice President Legal Administration, Ultimus Fund Solutions LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 –2017) and AVP and Staff Attorney (September 2012 –March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2021.

**	As of October 31, 2021, the Trust was comprised of 24 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, APEX Healthcare ETF, Anfield Universal Fixed Income ETF and Anfield U.S. Equity Sector Rotation ETF, each of which are advised by Regents Park, LLC, an affiliate of the Fund’s Adviser, and sub-advised by the Fund’s Adviser; and Affinity World Leaders Equity ETF, which is advised by Regents Park Fund, LLC.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/2021 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Ultimus Fund Solutions
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

AUF-AR21

(b) Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Anfield Universal Fixed Income Fund	$25,000	$19,400

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Anfield Universal Fixed Income Fund	$3,500	$3,500

(d)	All Other Fees – None
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2020 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: January 6, 2022